UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 30, 2011

Date of Report (Date of earliest event reported)

Rouse Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35287	90-0750824
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

114 Avenue of the Americas, Suite 2800, New York, NY	10110
(Address of principal executive offices)	(Zip Code)

(212) 608-5108

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In connection with the planned spin-off of Rouse Properties, Inc. (“Rouse”) from General Growth Properties, Inc. (“GGP”), on or about January 5, 2012, Rouse expects to mail the information statement attached hereto as Exhibit 99.1 to GGP stockholders of record as of December 30, 2011.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Information Statement of Rouse Properties, Inc. dated December 30, 2011 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUSE PROPERTIES, INC.

By:	/s/ Stacie L. Herron
Stacie L. Herron
Vice President and Secretary

Date: December 30, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Information Statement of Rouse Properties, Inc. dated December 30, 2011 (furnished herewith).